                               AGREEMENT

     THIS AGREEMENT (the "Agreement") is made and entered into as of the [CONFIDENTIAL TREATMENT REQUESTED], 1998, by and between:

                      [CONFIDENTIAL TREATMENT REQUESTED]

                                      and

                               Tech Squared Inc.
                             5198 West 76th Street
                            Edina, Minnesota  55439
                               (the "Company").

                               R E C I T A L S :

     WHEREAS, [CONFIDENTIAL TREATMENT REQUESTED], an employee of the Company since [CONFIDENTIAL TREATMENT REQUESTED], holds stock options exercisable, once vested, through [CONFIDENTIAL TREATMENT REQUESTED] to purchase up to [CONFIDENTIAL TREATMENT REQUESTED] shares of the Company's common stock (the "Common Stock") at an exercise price of $0.75 per share (the "Options");

     WHEREAS, [CONFIDENTIAL TREATMENT REQUESTED] of the Options vested on each of [CONFIDENTIAL TREATMENT REQUESTED], 1996 and 1997 (such [CONFIDENTIAL TREATMENT REQUESTED] Options, and future Options as they become vested from time to time, being referred to hereafter as the "Vested Options") and, assuming [CONFIDENTIAL TREATMENT REQUESTED] continues in the employ of the Company, [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED] of the Options will vest, respectively, on [CONFIDENTIAL TREATMENT REQUESTED], 1998 and 1999 (such [CONFIDENTIAL TREATMENT REQUESTED] Options, or such lesser number as may from time to time remain unvested, being referred to hereafter as the Unvested Options");

     WHEREAS, [CONFIDENTIAL TREATMENT REQUESTED] and the Company disagree on the interpretation of [CONFIDENTIAL TREATMENT REQUESTED]'s rights to exercise his Vested Options through various methods, among other matters; and

     WHEREAS, the parties desire to enter into this Agreement to clarify the interpretation of [CONFIDENTIAL TREATMENT REQUESTED]'s Option exercise rights and otherwise to settle all other matters with respect to such Options and the parties' relationship; THEREFORE, IT IS AGREED AS FOLLOWS:

1. 1995 STOCK OPTION PLAN. The parties agree that the Options were granted pursuant to and remain subject to the terms of the 1995 Stock Option Plan of the Company (the "Plan"). To the extent there is any conflict between the Plan and this Agreement, this Agreement shall control.

2. METHODS FOR EXERCISE OF OPTIONS. The parties have disagreed regarding the manners of exercise permitted and hereby agree (solely for purposes of settling the disagreement with [CONFIDENTIAL TREATMENT REQUESTED], and not as to any other employee of the Company) that the following are the exclusive methods by which [CONFIDENTIAL TREATMENT REQUESTED] may exercise his Options from time to time in his discretion:

a. CASH. [CONFIDENTIAL TREATMENT REQUESTED] has the right to exercise all or a portion of his Vested Options at any time prior to their expiration upon payment to the Company of the exercise price in cash or by personal check, cashier's or certified check or wire transfer.

b. BROKER EXERCISE NOTICE. [CONFIDENTIAL TREATMENT REQUESTED] has the right to exercise all or a portion of his Vested Options at any time prior to their expiration through a procedure acceptable to [CONFIDENTIAL TREATMENT REQUESTED]'s stock broker or brokers (referred to hereafter as a "Broker Exercise Notice") pursuant to which [CONFIDENTIAL TREATMENT REQUESTED] either
(i) instructs his stock broker or brokers to sell shares, not yet owned by [CONFIDENTIAL TREATMENT REQUESTED], with the proceeds therefrom to be used, in whole or in part, to exercise for cash the Vested Options and with all or a portion of the shares issued upon such exercise to be delivered to [CONFIDENTIAL TREATMENT REQUESTED]'s stock broker or brokers to satisfy [CONFIDENTIAL TREATMENT REQUESTED]'s sale obligation or (ii) borrows cash from his stock broker or brokers to exercise for cash the Vested Options, with the proceeds from the sale of all or a portion of the shares received upon such exercise to be used, in whole or in part, to repay such loan.

c.   [CONFIDENTIAL TREATMENT REQUESTED],

d. PROMISSORY NOTE. [CONFIDENTIAL TREATMENT REQUESTED] has the right to exercise all or a portion of his Vested Options by tendering to the Company a non-recourse promissory note of [CONFIDENTIAL TREATMENT REQUESTED] for the cash exercise price (the "Note") substantially in the form appended hereto as Appendix A. The Note shall be secured by a number of shares of Common Stock issuable upon [CONFIDENTIAL TREATMENT REQUESTED]'s Option exercise computed by dividing the principal sum of the Note by $2.00, which shares shall be held as security by the Company pursuant to a Pledge Agreement substantially in the form of Appendix B hereto.

e. PROCEDURE. [CONFIDENTIAL TREATMENT REQUESTED] may use one or more of the above methods of exercise simultaneously or at any time. If [CONFIDENTIAL TREATMENT REQUESTED] intends to exercise Vested Options, [CONFIDENTIAL TREATMENT

REQUESTED] shall deliver a written notice to the Company (the
"Exercise Notice") specifying (i) the total number of Vested Options that [CONFIDENTIAL TREATMENT REQUESTED] intends to exercise pursuant to his exercise right at such time, (ii) the method or methods as described above by which he intends to make such exercise and (iii) a place, and a date not less than three
(3) nor more than twenty (20) business days from the date of such notice, for the closing of such purchase (the "Closing"). At any such Closing, (i) [CONFIDENTIAL TREATMENT REQUESTED] will deliver, as appropriate for each method described in subsections (a), (b), (c) and (d) above, respectively, the cash exercise price (in an approved form as described above), a letter from [CONFIDENTIAL TREATMENT REQUESTED]'s stock broker or brokers indicating such broker's or brokers' agreement to proceed with a sale pursuant to a Broker Exercise Notice, [CONFIDENTIAL TREATMENT REQUESTED] and/or an executed Note and an appropriate Pledge Agreement with respect to the shares of Common Stock to be the security therefor, (ii) the Company will deliver to [CONFIDENTIAL TREATMENT REQUESTED] (or directly to [CONFIDENTIAL TREATMENT REQUESTED]'s stock broker or brokers, if so instructed) a certificate or certificates (free of any restrictive legend or stop transfer order if such shares are issued after the effective date of the Registration Statement referred to below) for the number of whole shares of Common Stock issuable upon such exercise ([CONFIDENTIAL TREATMENT REQUESTED]), together with cash in lieu of any fraction of a share (the amount of which shall be computed by determining the Fair Market Value thereof as provided above on the date of delivery of the Exercise Notice) and
(iii) the Company will deliver to [CONFIDENTIAL TREATMENT REQUESTED] a written statement confirming the number of Options, if any, that remain unexercised.

f. WITHHOLDING TAXES. At the Closing, [CONFIDENTIAL TREATMENT REQUESTED] may elect to pay to the Company the minimum required federal and/or state withholding taxes due by virtue of the issuance of the shares upon exercise of Options by one or a combination of (i) making cash payment therefor to the Company, (ii) tendering to the Company for cancellation shares of Common Stock then owned by [CONFIDENTIAL TREATMENT REQUESTED] or (iii) [CONFIDENTIAL TREATMENT REQUESTED]. Shares tendered or waived as provided by this subsection (f) shall be valued based upon [CONFIDENTIAL TREATMENT REQUESTED] and the maximum aggregate amount of withholding taxes which may be paid to the Company by tender or waiver of Shares shall be $[CONFIDENTIAL TREATMENT REQUESTED].

3.   RESTRICTION ON RESALE OF SHARES.

a. In consideration of this Agreement, [CONFIDENTIAL TREATMENT REQUESTED] agrees that, on or before [CONFIDENTIAL TREATMENT REQUESTED], 1998, he will sell the shares of Common Stock issuable upon exercise of the [CONFIDENTIAL TREATMENT REQUESTED] Vested Options as of the date hereof only in accordance with the following schedule:

     (i) [CONFIDENTIAL TREATMENT REQUESTED] may sell up to [CONFIDENTIAL TREATMENT REQUESTED] shares at any time commencing on [CONFIDENTIAL TREATMENT REQUESTED], 1998 (or if sooner, the effective date of the Registration Statement referred to in Section 5 below);

     (ii) [CONFIDENTIAL TREATMENT REQUESTED] may sell up to an additional [CONFIDENTIAL TREATMENT REQUESTED] shares at any time commencing on [CONFIDENTIAL TREATMENT REQUESTED], 1998; provided, however, that [CONFIDENTIAL TREATMENT REQUESTED] may sell all or a portion of such shares during [CONFIDENTIAL TREATMENT REQUESTED] 1998 if the sales price is at least $2.00 per share; and

     (iii) [CONFIDENTIAL TREATMENT REQUESTED] may sell up to an additional [CONFIDENTIAL TREATMENT REQUESTED]shares at any time commencing on [CONFIDENTIAL TREATMENT REQUESTED], 1998; provided, however, that [CONFIDENTIAL TREATMENT REQUESTED] may sell all or a portion of such shares during [CONFIDENTIAL TREATMENT REQUESTED] 1998 if the sales price is at least $2.00 per share or during [CONFIDENTIAL TREATMENT REQUESTED] 1998 if the sales price is at least $1.50 per share.

     In addition, [CONFIDENTIAL TREATMENT REQUESTED] agrees that, on or before [CONFIDENTIAL TREATMENT REQUESTED], 1998, he will not sell any of the shares of Common Stock issuable upon exercise of the [CONFIDENTIAL TREATMENT REQUESTED] Options referred to in Section 4 below.

b. Nothing in this Agreement is intended to allow [CONFIDENTIAL TREATMENT REQUESTED], at any time that he is in possession of "material non-public information" to sell shares.

4. VESTING OF OPTIONS. In consideration of this Agreement, the Company agrees that (i) no termination of [CONFIDENTIAL TREATMENT REQUESTED]'s employment for any reason after the date hereof will affect [CONFIDENTIAL TREATMENT REQUESTED]'s right to exercise Vested Options for ninety (90) days after the date of such termination (but in no case later than the original expiration date of the Options) and (ii) 142,000 of the Unvested Options (which but for this Agreement would not vest until [CONFIDENTIAL TREATMENT REQUESTED],
1998) shall vest on the date of this Agreement and thereafter shall be Vested Options. To the extent permitted by law, such Unvested Options, if they were Incentive Stock Options prior to this Agreement, shall retain their character as Incentive Stock Options but [CONFIDENTIAL TREATMENT REQUESTED] acknowledges that the change in vesting of such options, pursuant to this Agreement, may disqualify such options as Incentive Stock Options.

5. REGISTRATION OF SHARES UNDERLYING ALL OPTIONS. In consideration of this Agreement, on or before [CONFIDENTIAL TREATMENT REQUESTED], 1998, the Company agrees, at its sole expense, (i) to file a registration statement with the Securities and Exchange Commission (the "Commission") on Form S-8 covering the original issuance of shares of Common Stock to [CONFIDENTIAL TREATMENT REQUESTED] upon his exercise of Options from time to time after the effective date of such registration statement (referred to hereafter as the "Registration Statement") and (ii) to register, qualify or exempt the original issuance of all such shares under the blue sky laws of Minnesota. The Company at its expense shall from time to time supply [CONFIDENTIAL TREATMENT REQUESTED] with reasonable quantities of the Registration Statement. The Company shall promptly notify [CONFIDENTIAL TREATMENT REQUESTED] of any stop order or other proceeding threatened or taken by the Commission or any blue sky authority with respect to the Registration Statement and/or any applicable blue sky registrations, qualifications or exemptions and shall, at its own expense, within 60 days of being notified of the issuance of any such stop order or similar order by a blue sky authority, cause the lifting of any such stop order or the termination of any such proceeding. Subject to the foregoing sentence, the Company agrees, at its sole expense, to maintain (except during the 60 day period(s) referred to in the previous sentence) the effectiveness of the Registration Statement and Minnesota registrations (including by all appropriate or necessary supplements or post-effective amendments to the Registration Statement) at all times during which any Options are outstanding.

6.   SECURITIES LAW INDEMNIFICATION.

a. The Company will indemnify and hold [CONFIDENTIAL TREATMENT REQUESTED] harmless against any losses, claims, damages, liabilities, or expenses to which he may become subject under the Act or any applicable state securities laws, common law or any other law or any order, rule or regulation of any court or regulatory authority, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in or incorporated into the Registration Statement or any amendment or supplement thereto or in any blue sky filing or (ii) an omission or alleged omission to state in or incorporate into the Registration Statement or any amendment or supplement thereto or in any blue sky filing a material fact required to be stated or incorporated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse [CONFIDENTIAL TREATMENT REQUESTED] for any legal or other expenses reasonably incurred by him in connection with the investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any such amendment or supplement in reliance upon and in conformity with written information provided to the Company by [CONFIDENTIAL TREATMENT REQUESTED] for the preparation of the Registration Statement.

b. [CONFIDENTIAL TREATMENT REQUESTED] will indemnify and hold the Company harmless against any losses, claims, damages, liabilities or expenses to which the Company may become subject under the Act or any applicable state securities laws, common law or any other law or any order, rule or regulation of any court or regulatory authority, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in or incorporated into the Registration Statement or any amendment or supplement thereto or in any blue sky filing or (ii) an omission or alleged omission to state in or incorporate into the Registration Statement or any amendment or supplement thereto or in any blue sky filing a material fact required to be stated or incorporated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company for any legal or other expenses reasonably incurred by it in connection with the investigating or defending against any such loss, claim, damage, liability, or action provided however that [CONFIDENTIAL TREATMENT REQUESTED] shall be liable in any such case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any such amendment or supplement is made or omitted in reliance upon and in conformity with written information provided to the Company by [CONFIDENTIAL TREATMENT REQUESTED], other than solely in his capacity as an employee of the Company, for the preparation of the Registration Statement.

c. Promptly after receipt by any party of notice of the commencement of any action, such party shall, if a claim in respect thereof is to be made against the other party under this Section 6, notify the other party in writing of the commencement thereof; but the omission so to notify the other party shall not relieve such other party from any liability that it may have to the notifying party otherwise than under this Section 6. In case such action shall be brought against [CONFIDENTIAL TREATMENT REQUESTED], and he shall notify the Company of the commencement thereof, the Company shall be entitled to participate in and to assume the defense thereof, with counsel who shall be reasonably satisfactory to [CONFIDENTIAL TREATMENT REQUESTED]; and after notice from the Company to [CONFIDENTIAL TREATMENT REQUESTED] of the Company's election so to assume the defense thereof, the Company will not be liable to [CONFIDENTIAL TREATMENT REQUESTED] under this Section 6 for any legal or other expenses subsequently incurred by [CONFIDENTIAL TREATMENT REQUESTED] in connection with the defense thereof.

d. The obligations of the Company and [CONFIDENTIAL TREATMENT REQUESTED] under this Section 6 shall be in addition to any liability which the Company or [CONFIDENTIAL TREATMENT REQUESTED] may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or [CONFIDENTIAL TREATMENT REQUESTED] within the meaning of the Act.

7. AGREEMENT OF JOEL RONNING. As an inducement for [CONFIDENTIAL TREATMENT REQUESTED] to enter into this Agreement, Joel Ronning ("Ronning"), by his signature below, agrees that Ronning will not dispose of by sale, gift (except to donees who agree to be bound by this restriction), assignment or any other manner any shares of Common Stock of the Company (or any interest therein) as to which Ronning is the beneficial owner (within the meaning of the

Securities Exchange Act of 1934, as amended) neither (a) during such time as the Registration Statement is subject to any stop order or other proceeding threatened or taken by the Commission or any blue sky authority, as referred to in Section 5 above, nor (b) until the later of (i) the expiration of forty
(40) days after the effective date of the Registration Statement referred to in Section 5 above, and (ii) [CONFIDENTIAL TREATMENT REQUESTED], 1998.

8.   ADJUSTMENT FOR CERTAIN EVENTS.  If the Company shall at any time hereafter
(i) subdivide or combine its outstanding shares of Common Stock, (ii) declare a dividend payable in Common Stock, (iii) effect a capital reorganization or any reclassification of the shares of Common Stock of the Company, (iv) consolidate with or merge into or with another corporation or (v) sell all or substantially all of its assets to another corporation, then, as a part of such subdivision, combination, dividend declaration, reorganization, reclassification, consolidation, merger or sale, as the case may be, appropriate adjustment shall be made in the application of the provisions set forth in Sections 2(d), 3 and 4 above with respect to the rights and interest thereafter of [CONFIDENTIAL TREATMENT REQUESTED].

9.   COVENANTS OF THE COMPANY.

a. Until [CONFIDENTIAL TREATMENT REQUESTED], 1998, without the prior written consent of [CONFIDENTIAL TREATMENT REQUESTED], the Company covenants and agrees that it will not dispose of by sale, gift, assignment or any other manner its option to acquire securities of its subsidiary, Digital River, Inc. (or any securities issuable thereupon if exercised prior to [CONFIDENTIAL TREATMENT REQUESTED], 1998). On or after [CONFIDENTIAL TREATMENT REQUESTED], 1998, and until the earlier of (i) such time as [CONFIDENTIAL TREATMENT REQUESTED] has sold all of the shares of Common Stock issuable to him upon exercise of his Vested Options from time to time, and (ii) [CONFIDENTIAL TREATMENT REQUESTED], 1998, the Company covenants and agrees that it will take no such action without first giving [CONFIDENTIAL TREATMENT REQUESTED] at least ten (10) days prior written notice thereof.

b. On the date of execution of this Agreement, the Company shall pay [CONFIDENTIAL TREATMENT REQUESTED] a cash bonus for 1997 in the gross amount of $[CONFIDENTIAL TREATMENT REQUESTED].

10. BREACH; REMEDIES. Time is of the essence in this Agreement. It shall constitute a breach of this Agreement if the Company and/or Ronning fails timely to perform each and every obligation hereunder including, without limitation, (i) the timely delivery at Closing of certificates (as required, free of any restrictive legend or stop transfer order) representing shares of Common Stock being acquired by [CONFIDENTIAL TREATMENT REQUESTED] upon exercise of Options (except to the extent that such certificates are held as security),
(ii) the timely filing and continued conformance with the Company's obligations, as set forth herein, to maintain the effectiveness of the Registration Statement and the obtaining of Minnesota registration,
(iv) Ronning's abstention, as provided herein, from disposition of Common Stock beneficially owned by him and (v) the Company's abstention from improper disposition of the Digital River, Inc. option. In addition to damages, a breaching party shall be liable to the non-breaching party for costs, including attorneys' fees.

11. MUTUAL RELEASE. In further consideration of this Agreement, the Company and Ronning on the one hand, and [CONFIDENTIAL TREATMENT REQUESTED] on the other hand, fully and completely release, waive and forever discharge and promise not to sue the other with respect to any and all manner of claims, demands, actions, causes of action, administrative claims, promises, agreements, contracts, rights, liability, damages, claims for attorneys' fees, costs and disbursements, including but not limited to all claims arising in tort or contract or under any federal, state or local laws, statutes, ordinances, regulations or orders or any other claims of any kind or nature, whether relating to association or employment with the Company or otherwise, arising in law or equity, and whether known, suspected or unknown, contingent or noncontingent and however originating or existing. The Company, Ronning and [CONFIDENTIAL TREATMENT REQUESTED] expressly waive and release all rights of whatever nature whatsoever arising under the Constitution of the United States, the Constitution of the State of Minnesota, Minnesota laws, and all city ordinances, policies, contracts, promises, and any other source whatsoever.
The Company and Ronning on the one hand, and [CONFIDENTIAL TREATMENT REQUESTED] on the other hand, also agree and promise not to institute any civil action or other legal proceedings of any nature whatsoever to the extent allowed by law against the other and agree to pay all costs and expenses, including attorneys' fees, of defending against any such suit brought by the other. The foregoing releases and covenants not to sue shall not prevent the parties from enforcing the provisions of this Agreement at law or in equity. Solely for purposes of this Section 11, the term "Company" shall include not only the Company but also Mac USA, and the agents officers employees of the Company and Mac USA.

12. EXCLUSIVE AGREEMENT. This Agreement is the exclusive agreement between the parties and contains (except to the extent that the provisions of the Plan are referenced) all the terms of the Agreement between the parties.

13. NON-RELIANCE. Neither party has relied upon any representations or promises made by the other party or by the agents or attorneys of the other party.

14. AMENDMENT. The provisions of the Agreement may be not be amended except by a written agreement executed by all parties hereto.

15. MODIFICATION AND SEVERABILITY. In the event that a court of competent jurisdiction shall determine that any provision hereof is unenforceable, the court may modify such provision to the extent it deems appropriate or may excise the offending provision and enforce the remaining terms of this Agreement.

16. BINDING EFFECT. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, representatives, successors and assigns.

17. DRAFTING. The provisions of this Agreement shall not be construed against the party responsible for the drafting hereof.

18. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota, exclusive of its conflict of laws rules.

     IN WITNESS WHEREOF, the undersigned have hereunto affixed their signatures.



                         -----------------------------------
                         [CONFIDENTIAL TREATMENT REQUESTED]

                         Tech Squared Inc.



                         By
                            ---------------------------------------
                              Joel Ronning, Chief Executive Officer



                         ---------------------------------------------
                         Joel Ronning (personally, but only as to Sections 7 and 11 hereof)

                             NON-RECOURSE SECURED
                                PROMISSORY NOTE

$________                                  Minneapolis, Minnesota

                                                ___________, ____

     FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to the order of Tech Squared, Inc., a Minnesota corporation, at 5198 West 76th Street, Edina, Minnesota 55439 (the "Company"), or at such other place as may be designated from time to time by the holder hereof, in lawful money of the United States of America, the principal sum of [CONFIDENTIAL TREATMENT REQUESTED], (the "Principal Balance"). On [CONFIDENTIAL TREATMENT REQUESTED] (which is the date 19 months from the date hereof), the entire Principal Balance shall be payable in full. No interest shall accrue.

     Maker may prepay this Note in whole or in part without premium or penalty. No prepayment, other than prepayment in full, shall suspend any required payment under this Note.

     This Note is secured by a pledge of [CONFIDENTIAL TREATMENT REQUESTED] shares of the Company's stock, as set forth in a pledge agreement of even date herewith (the "Pledge Agreement").

     Except with respect to the obligations of the Maker set forth in the Pledge Agreement, the Maker is issuing this Note without recourse. Maker shall have no obligation to pay cash pursuant to this Note or the Pledge Agreement unless Maker elects to obtain release of collateral pursuant to the Pledge Agreement.

     This Note shall be governed by the laws of the State of Minnesota.

     Presentment or other demand for payment, notice of dishonor, and protest are expressly waived.


Dated: _________, ____            By:
                                     -----------------------------------
                                      [CONFIDENTIAL TREATMENT REQUESTED]

                               PLEDGE AGREEMENT

     THIS AGREEMENT, is made and entered into this ______ day of ____________,

____, by [CONFIDENTIAL TREATMENT REQUESTED], an individual residing in

Minnesota ("Pledgor"), in favor of TECH SQUARED, INC., a Minnesota Corporation

("Pledgee").

                                    RECITAL

     Pledgor has purchased [CONFIDENTIAL TREATMENT REQUESTED] shares of the common stock of the Corporation (the "Shares") in exchange for the promise to pay Pledgee the amount of [CONFIDENTIAL TREATMENT REQUESTED] Dollars ($[CONFIDENTIAL TREATMENT REQUESTED]), evidenced by a non-recourse promissory note in such amount of even date herewith (the "Note").

     NOW, THEREFORE, solely in order to secure payment and performance of the Note, and any replacement notes or extensions or renewals thereof
(collectively, the "Obligations"), and in consideration of the foregoing recital and the mutual covenants of the parties hereinafter set forth, the parties agree as follows:

     1.) As collateral for full payment and performance of the Obligations, Pledgor hereby pledges [CONFIDENTIAL TREATMENT REQUESTED] shares of the Pledgor's Common Stock (the "Pledged Shares"), and acknowledges that the Pledged Shares are currently in the possession of Pledgee accompanied by stock powers duly executed in blank by Pledgor, and Pledgor hereby assigns, transfers, hypothecates, and sets over to Pledgee all of Pledgor's right, title, and interest in and to the Pledged Shares (and in and to the certificates or instruments evidencing the Pledged Shares), which Pledged Shares shall be held by Pledgee, upon the terms and conditions set forth in this Agreement.

     2.) Pledgor agrees at any time, and from time to time, to execute such other instruments and to perform such other acts as Pledgee may reasonably request to establish, maintain and perfect the security interest in the Pledged Shares conveyed by this Agreement.

     3.)  Pledgor represents and warrants that:

     (a) Pledgor has absolute title to the Pledged Shares, free and clear of all security interests, liens and encumbrances, except the security interest granted hereunder, and will defend the Pledged Shares against all claims or demands of all persons other than the Pledgee;

     (b) Pledgor will not sell or otherwise dispose of any Pledged Shares or any interest therein without the prior written consent of Pledgee; and

     (c) Pledgor will keep the Pledged Shares free and clear of all security interests, liens, and encumbrances, except the security interest granted hereunder.

     4.) In the event that during the term of this Agreement any share dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Company, all new, substituted and additional shares or other securities issued by reason of original issuance of the Pledged Shares shall be subject to the terms of this Agreement in the same manner as, and as a part of, the Pledged Shares.

     5.) Each of the following occurrences shall constitute an event of default under this Agreement (hereinafter referred to as an "Event of Default"):

     (a) Pledgor shall fail to pay any or all of the Obligations when due, or shall fail to observe or perform any covenant or agreement herein, provided, however, that if such failure is capable of cure, Pledgor shall have ten (10) days to cure such failure;

     (b) Any representations by Pledgor set forth herein shall prove materially false or misleading; or

     (c)  Pledgor shall become insolvent.

     6.) Unless and until an Event of Default shall have occurred under the Note or hereunder, Pledgor shall be entitled to vote any and all Pledged Shares and to give consents, waivers, or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver, or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, or which would have the effect of impairing the position or interest of Pledgee. All such rights of Pledgor to vote and to give consents, waivers, and ratifications shall cease upon the occurrence of an Event of Default under the Note or hereunder.

     7.) Upon the occurrence of an Event of Default under the Note or hereunder, Pledgee shall be entitled to exercise all of the rights, powers, and remedies (whether vested in it pursuant to this Agreement or the Note) for the protection and enforcement of its rights in respect of the Pledged Shares, and Pledgee shall be entitled, without limitation, to exercise the following rights, which Pledgor hereby agrees to be commercially reasonable:

     (a) To transfer all or any part of the Pledged Shares into Pledgee's name or the name of its nominee or nominees;

     (b) To vote all or any part of the Pledged Shares (whether or not transferred into the name of Pledgee) and to give all consents, waivers, and ratifications in respect of the Pledged Shares and exercise all rights of actual ownership of the Pledged Shares (Pledgor hereby irrevocably constitutes and appoints Pledgee the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so); and

     (c) At any time, or from time to time, to sell, assign, and deliver, or grant options to purchase, all or any part of the Pledged Shares, or any interest therein, at any public or private sale to a purchaser(s) who will agree to take the Pledged Shares for investment and not with a view to distribution and who will comply with all restrictive legends on any certificate(s) representing the Pledged Shares and any and all other restrictions contained in the Corporation's Articles of Incorporation and Bylaws without demand or performance, advertisement, or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by Pledgor), for cash, on credit, or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as Pledgee in its absolute discretion may determine, provided that at least ten (10) days' written notice of the time and place of any such sale shall be given to Pledgor. Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledged Shares, whether before or after sale hereunder, and all rights, if any, of marshalling the Pledged Shares and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, Pledgee or any other may bid for and purchase all or any part of the Pledged Shares being sold, free from any right or equity of redemption. Pledgee shall not be liable for failure to collect or realize upon any or all of the Pledged Shares or for any delay in so doing nor shall Pledgee be under any obligation to take any action whatsoever with regard thereto.

     8.) Each right, power, and remedy of Pledgee provided for in this Agreement or the Note, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power, or remedy. The exercise or beginning of the exercise by Pledgee of one or more of the rights and powers or remedies provided for in this Agreement, or the Note, or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Pledgee of all such other rights, powers, or remedies, and no failure or delay on the part of Pledgee to exercise any such right, power, or remedy shall operate as a waiver thereof.

     9.) All monies collected by Pledgee upon any sale or other disposition of the Pledged Shares, together with all other monies received by Pledgee hereunder, shall be applied first to the payment of all costs and expenses incurred by Pledgee in connection with such sale, the delivery of the Pledged Shares and the collection of any such monies (including, without limitation, attorneys' fees, and expenses), and the balance of such monies shall be held by Pledgee and applied by it to satisfy the Obligations.

    10.) If and whenever Pledgor shall have paid any portion of the Note, Pledgor shall, upon five-days written request, be entitled to release from the terms of this Agreement of that number of Pledged Shares determined by dividing the amount of the Note which has been paid by the original amount of the Note and multiplying the result thereof by the original number of Pledged Shares. Upon each such partial release, Pledgee shall duly assign, transfer, and deliver to Pledgor (without recourse and without any representation or warranty) such of the Pledged

Shares as determined under the prior sentence as may be in the possession of Pledgee and not previously sold or otherwise applied or released pursuant to this Agreement. When all of the Obligations have been paid or performed in full, this Agreement shall terminate, and Pledgee, at the request and expense of Pledgor, shall execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and shall duly assign, transfer, and deliver to Pledgor (without recourse and without any representation or warranty) such of the Pledged Shares as may be in the possession of Pledgee and not previously sold or otherwise applied or released pursuant to this Agreement.

     11.) Any notices required under this Agreement shall be sufficient if in writing and sent by certified mail, return receipt requested, to the other party at the address as set forth below:

             PLEDGOR:          [CONFIDENTIAL TREATMENT REQUESTED]

             PLEDGEE:          Tech Squared, Inc.
                               5198 West 76th Street
                               Edina, Minnesota 55439

     12.) This Agreement shall be binding upon the successors and assigns of Pledgor and shall inure to the benefit of and be enforceable by Pledgee and its successors and assigns. This Agreement may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge, or termination is sought. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Minnesota. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

     IN WITNESS WHEREOF, Pledgor has caused this Agreement to be executed as of the date first above written.


                                   PLEDGOR:


                                   ----------------------------------
                                   [CONFIDENTIAL TREATMENT REQUESTED]